Exhibit 10.30
This document incorporates handwritten
notations appearing on the signed copy.

                                      LEASE


     This Lease (this "Lease") is made on this 22nd day of October, 2001, by and between TONKO REYES, INC., a Guam corporation, whose mailing address is 562 Harmon Loop Road, Suite B-9A, Dededo, Guam 96912 ("Lessor"), and COST-U-LESS, INC., a Washington corporation, whose mailing address is 8160 304th Avenue S.E., Building 3, Suite A, Preston, Washington ("Lessee"), upon the following terms and conditions:

                                   WITNESSETH:

     1. Premises:

          (a) Lessor and Lessee are parties to that certain Lease, dated July 1, 1991 (the "Existing Lease"), the stated term of which expires on April 30, 2002. For good, valuable and legally sufficient consideration, and upon the expiration of the Existing Lease, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the following described premises (the "premises"), which are subject to the Existing Lease:

     Space No. A containing an area of 32,799 square feet, as outlined in red on Exhibit "A" attached hereto. This space is part of the Tonko Reyes, Inc. Commercial Building, commonly known as the Cost-U-Less Center, fronting Harmon Loop Road, and is located on Lot No. 5012-1NEW-1, Dededo, Guam (the "Center"). The premises shall include the loading docks adjacent to the premises.

          (b) Lessee and Lessee's employees, agents, contractors, guests, invitees, licensees and customers shall have (i) the right to use with others, any and all common areas (including without limitation common facilities and parking areas and roadways) which are currently located in the Center and shown on Exhibit "A" hereto, and which may be designated by Lessor after the date hereof; and (ii) full and unimpaired access to the premises at all times. Lessor's future designation and construction of common areas shall not interfere with Lessee's conduct of its business at the premises. Lessor shall ensure that the parking areas in the Center's common areas available to Lessee and its employees, agents, contractors, guests, invitees, licensees and customers shall be adequate for Lessee's conduct of its business at the premises throughout the term of this Lease.

          (c) Lessor covenants, represents and warrants that Lessee shall have possession of the premises and quiet enjoyment of the premises, and reasonable quiet, non-exclusive use and enjoyment of the common areas, along with other tenants and their agents, employees, customers, licensees and sub-tenants, during the term of this Lease.

          (d) Each of Lessor and Lessee represents to the other that it has full power and authority to enter into this Lease.

     2. Term:

          (a) The term of this Lease shall begin upon the expiration of the Existing Lease (the "Commencement Date"), and end on May 31, 2012 (unless terminated earlier or extended pursuant to the terms hereof). Lessor and Lessee acknowledge and agree that (i) this Lease is entered into by the parties as a new lease, in lieu of Lessee's exercise of the extension option provided under
Section 2(a) of the Existing Lease, and (ii) the Existing Lease shall terminate and expire upon the expiration date stated therein (if not terminated earlier pursuant to the terms thereof) for all purposes, except any obligation of the parties thereunder which are deemed to survive the expiration of the Existing Lease.

          (b) Notwithstanding anything contained herein to the contrary, each of Lessor and Lessee shall have the right to terminate this Lease prior to the Commencement Date, upon written notice to the other party, if the Existing Lease is terminated prior to its expiration date as a result of a party's default thereunder.

          (c) Prior to the Commencement Date, Lessor at Lessor's sole cost and expense shall perform the work ("Lessor's Work") set forth in Exhibit "B" attached hereto and made a part hereof. If Lessor's Work is not completed on or before the Commencement Date for any reason whatsoever, Lessee shall have the right, at its option, to terminate this Lease upon written notice to Lessor. Lessor's Work shall be performed in a good and workmanlike manner, with new and good quality materials and supplies, in compliance with all applicable laws, regulations, rules and ordinances, and in a manner not to materially interfere with Lessee's conduct of its business at the premises.

     3. Rent: Lessee shall pay the following amounts to Lessor, in advance, on the first day of each calendar month, for the term of this Lease, over and above the common area expenses and other charges allocable to Lessee as stated herein, without deduction, set-off, prior notice or demand (except as otherwise specifically set forth herein):

     Commencement Date to 05/31/2004            $ 1.20 s.f. ($39,359) per month

     06/01/2004 to 05/31/2008                   $ 1.35 s.f. ($44,279) per month

     06/01/2006 to 05/31/2008                   $ 1.50 s.f. ($49,199) per month

     06/01/2008 to 05/31/2012                   $ 1.65 s.f. ($54,118) per month

     Said rent shall be paid at Lessor's address, or such other place as may be designated in writing by Lessor. If the date of commencement, expiration or termination of the term of this Lease occurs on a day other than the first or last day of a calendar month, the rent and all other amounts payable by Lessee hereunder for that month shall be prorated.

     Lessee shall have one (1) option (the "Option") to extend the term of this Lease for ten (10) years (the "Extended Term"), on the same terms and conditions as contained herein, except that monthly rent shall be in the following amounts during the Extended Term:

     06/01/2012 to 05/31/2015                   $ 1.815 s.f. ($59,530) per month

     06/01/2015 to 05/31/2018                   $ 1.997 s.f. ($65,500) per month

     06/01/2018 to 05/31/2021                   $ 2.197 s.f. ($72,059) per month

     06/01/2021 to 05/31/2022                   $ 2.416 s.f. ($79,242) per month

     If Lessee wishes to exercise the Option, Lessee shall give Lessor written notice of its exercise of the Option on or before May 31, 2011. If the Option is not so exercised, then the Option shall automatically terminate. As used herein, the "term" or "term of this Lease" shall include both the original term stated in Section 2 above and the Extended Term.

     4. Use: The use of the premises shall be limited to, and the premises shall be used only for, the operation of a general wholesale and retail store and uses related therewith, including without limitation maintenance of sales and showroom space, storage and warehouse space, office facilities, facilities for employees and other uses reasonably or necessarily related thereto. Lessor shall not operate, and shall not permit to be operated by any tenant or lessee or other person, within the Center any business similar to the general merchandise sales business which Lessee conducts upon the premises.

     5. Security Deposit: Lessee and Lessor hereby acknowledge and agree that a security deposit of $30,000 is currently held by Lessor under the Existing Lease, and that Lessor will continue to hold the sum as the security deposit hereunder during the term hereof, and for any extension of said term, without interest, as security for the faithful performance by Lessee of all of the terms, covenants and conditions hereof. Said deposit shall be returned to Lessee in installments of $10,000 each on June 1, 2005, June 1, 2006 and June 1, 2007 (at Lessee's election by cash payment or rent set-off), provided Lessee is not in breach of any covenant of this Lease at the time a return installment is due. If Lessee is in breach at such time, the installment shall be paid when the breach has been cured. If at any time during the term of this Lease, any of the rent or charges are overdue and unpaid, or Lessor has sustained any loss or damage due to any breach of covenant by Lessee, Lessor may, at Lessor's option, after written notice thereof to Lessee, appropriate and apply any or all of said deposit to the payment of such overdue rent or charges for loss or damage sustained by Lessor, without giving up any of Lessor's other rights; provided, further, that if Lessor should appropriate all or any portion of said deposit for the above purposes, Lessee shall, upon written demand from Lessor, remit to Lessor a cash amount sufficient to restore said deposit to the amount pre-existing such appropriation within five (5) calendar days of Lessee's receipt of such written demand from Lessor.

     6. Ownership of Improvements, Fixtures and Appliances by Lessee: Other than Lessor's Work set forth in Exhibit B hereto, Lessee, at its own expense, shall make all interior improvements to the premises it needs to operate its business. All improvements made on the premises by Lessee shall remain on the premises at the expiration of this Lease and shall become the property of Lessor, unless Lessor instructs Lessee to remove all or a part of said improvements in the manner provided in Section 9 below. All appliances, equipment, and lighting fixtures, made or placed upon the premises by Lessee shall remain the property of Lessee (free of any statutory or other landlord's liens, if any) and may be removed by Lessee in whole, or in part, at any time before the termination of this Lease. All fixtures added thereon at the expense of Lessee which are not removed by Lessee at the expiration of the term of this Lease shall become part of the premises and shall become the property of Lessor.

     7. Common Area Expenses:

          (a) Lessee agrees to pay for the expense of any repairs or maintenance of the interior, non-structural portions of the premises. Lessor shall be solely responsible for the expense of any repairs or maintenance of the structural parts of all improvements in the Center including the common areas and other improvements that are a part of the premises or in which the premises are located, which structural parts include, without limitation, foundations, bearing and exterior walls (excluding glass and doors), roof and its supporting members; together with unexposed electrical, plumbing and sewage systems. Subject to the exceptions set forth herein, any other maintenance or repair expenses of the Center shall be paid for as a part of the common area expenses, unless said maintenance or repairs are necessitated by Lessee's gross negligence or intentional misconduct. Lessor shall maintain or cause to be maintained the structural portions of the premises and other improvements in the Center and all aspects of the common areas (including without limitation parking areas and landscaped exterior areas) in the Center in good order and repair and in an attractive, safe, clean and sanitary condition at all times.

          (b) In the event Lessor leases to any third parties any other space in the Center, Lessor shall require such third party tenant to maintain the property leased by such third party tenant in good order and repair and in a safe, clean and sanitary state, and, to the extent Lessor itself occupies any other portion of the Center, Lessor shall on its part maintain its portion of the Center in an attractive, safe, clean and sanitary state and in good order, condition and repair.

          (c) Lessee shall be obligated and shall have the direct and personal liability to pay Lessee's proportionate share of all common area expenses. Lessor shall provide Lessee on a monthly basis an itemized statement of common area expenses incurred together with copies of all invoices and other supporting documentation as reasonably requested by Lessee in order to verify the common area expenses, and Lessee shall pay its proportionate share of the common area expenses on the first day of the following month to Lessor. All checks for common area expenses payments shall be made out to "Tonko Reyes, Inc. Trust Account," or in such other name as Lessor shall designate.

          (d) All common area expenses paid for hereunder shall be paid into a trust fund established by Lessor for the purposes of handling the common area expenses. This fund shall be kept in trust by Lessor for the benefit of Lessee and Lessor is hereby designated the trustee for the payment of these expenses. All payments into the common area expenses trust fund shall be for and on behalf of Lessee and other lessees of the Center. In no event shall these common area expenses payments be deemed as rental payments due Lessor. Within ninety (90) days after the expiration of each calendar year during the term of this Lease, Lessor shall provide Lessee with a reconciliation statement for the common area expenses for the previous year, and Lessee shall have the right to cause an accountant to audit Lessor's records concerning the common area expenses; and, if such audit discloses any overcharge by Lessor, an appropriate refund shall be made to Lessee and Lessor shall reimburse Lessee for the auditing cost and expenses.

          (e) Lessee's share of the common area expenses shall be based on Lessee's proportionate share, which shall be determined by Lessor based on the total leasable area within Lessee's premises as it bears to all the other leasable areas in the Center (excluding common areas). Lessee's current proportionate share is 86.00%.

          (f) Lessor shall be the trustee of the common area expenses fund and shall have the reasonable discretion as trustee to determine what should or should not be included in the common area expenses; provided, however, "common area expenses" shall not include any of the items set forth in Exhibit C attached hereto and made a part hereof. Lessee will pay into the common area expenses trust fund monthly its proportionate share of, and Lessor, as trustee, shall expend the trust funds to duly and timely pay for:

               (i) All real property taxes and real property assessments assessed against the entire Center parcel and all improvements thereon, whether assessed to or payable by Lessee or Lessor. Said taxes and assessments will be prorated from the date this Lease commences and at the date of its expiration or termination. Lessee shall have the right to cause Lessor to contest any substantial increase in the real property taxes and assessments imposed on the Center, and the cost of such protest shall be included in the common area expenses.

               (ii) All charges for water, sewer services, refuse collection, electricity, standby generator power (if applicable) and other similar common charges arising from the use or maintenance of the premises and common areas.

               (iii) All other general operation costs of the Center which shall include, but not be limited to, common janitorial services, grounds maintenance and repairs (plantings and changes in landscaping included), parking area maintenance and repairs, insurance on all common areas, building maintenance and repairs (repainting and other repairs included), maintenance and repairs of all heating, ventilating and air conditioning systems, electrical, water, sewer, plumbing, gas and other utility lines and equipment servicing the premises and other parts of the Center, auditing fees, accounting fees, and related overhead and the like.

               (iv) All costs of insurance for public liability (minimum of $100,000 for property, $1,000,000 for injuries to more than one person, and $500,000 for injury to one person), surplus liability insurance, insuring the fair market value of the entire Center, for comprehensive damage to the buildings and plate glass windows on the exterior as a result of earthquake, fire, typhoon, flooding, and other hazards, for vandalism, for burglary and other damages. Both Lessor and Lessee shall be additional named insureds under all of the insurance policies procured with the use of common area expenses trust fund. All insurance procured with the use of common area expenses trust fund under this Lease shall contain a provision that the policy will not be canceled or changed without first giving Lessor and Lessee thirty (30) days prior written notice. Copies of the insurance policies shall be delivered to Lessor and Lessee within ten (10) days after the Commencement Date. At Lessee's option, in lieu of paying the common area expenses therefor, Lessee may insure the entire Center with its blanket insurance coverage against fire, earthquake, typhoon, flooding and other hazards with extended coverage, vandalism, theft and general public liability.

     8. Insurance and Indemnification.

          (a) Contents: Lessee shall procure, at Lessee's expense, insurance coverage for Lessee's property (including without limitation personal property, fixtures, furnishings and inventory) located at the premises against fire, earthquake, typhoon, flooding, and other hazards and vandalism in an amount and in form and substance acceptable to Lessee.

          (b) Public Liability Insurance: Lessee shall procure, at Lessee's expense, public liability insurance in an amount and in form and substance acceptable to Lessee.

          (c) Waiver of Subrogation. Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies carried or required to be carried by the respective parties. Both Lessee and Lessor shall obtain from their respective insurance carriers waivers of subrogation against the other party, its agents and employees and any special endorsements, if required by their insurers, to evidence compliance with the aforementioned waiver.

          (d) Indemnification of Lessor. Lessee hereby indemnifies and holds Lessor harmless from and against any and all claims, loss, proceedings, demands, liabilities, costs and expenses (including attorneys' fees) for personal injury or property damage arising from negligent actions or willful misconduct of Lessee or Lessee's agents or employees during its use of the premises, from the existence of hazardous materials or contamination in, on or under the premises or the Center caused by Lessee, or from any breach or default by Lessee of this Lease, except to the extent caused by the negligence or willful misconduct of Lessor or its agents, employees, or contractors. In the event any action or proceeding shall be brought against Lessor by reason of any such claim, Lessee shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor.

          (e) Indemnification of Lessee. Lessor hereby indemnifies and holds Lessee harmless from and against any all claims, loss, proceedings, demands, liabilities, costs and expenses (including attorneys' fees), for personal injury or property damage arising from the negligent actions or willful misconduct of Lessor or Lessor's agents, employees, or contractors, from the existence of hazardous materials or contamination in, on or under the premises or the Center not caused by Lessee, or from any breach or default by Lessor of this Lease, except to the extent caused by the negligence or willful misconduct of Lessee or its agents, employees or contractors. In the event any action or proceeding shall be brought against Lessee by reason of such claim, Lessor shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee.

     9. Alterations, Repairs and Upkeep: Lessee shall maintain the interior, nonstructural portions of the premises in good order, repair and condition (subject to damage resulting from reasonable and ordinary wear and tear, casualty and condemnation), at Lessee's expense. Lessee shall maintain the interior, nonstructural portions of the premises in an attractive, safe, clean and sanitary state and in good order, condition and state of repair (subject to damage resulting from reasonable and ordinary wear and tear, casualty and condemnation) as may be required by insurance companies, by law, ordinance or regulations, or by Lessor pursuant to the terms of this Lease. Lessee, however, shall not make any alternations and/or improvements in or to the capital structure without obtaining Lessor's written consent, which shall not be unreasonably withheld, conditioned or delayed. As a condition to granting Lessor's consent, Lessor may require Lessee (i) to post a payment and performance bond before any construction or improvement work is done on or in Lessee's premises, covering the full value of the work to be done therein; and/or (ii) to remove such alteration or improvements at or prior to the termination of this Lease at Lessee's expense. Notwithstanding the foregoing, Lessor shall repair at Lessor's sole cost and expense any damage to the premises caused by Lessor, Lessor's employees, agents or contractors.

     10. Surrender of Premises: Upon the expiration or earlier termination of this Lease, or the term hereof, Lessee shall vacate and surrender the premises in good order, condition and repair, reasonable and ordinary wear and tear, condemnation and casualty damages excepted. Upon the expiration or earlier termination of this Lease, Lessor shall not have any right to require Lessee to remove from the premises any part of the improvements placed on or within the premises by Lessee prior to the Commencement Date or any part of Lessor's Work except the items listed on Exhibit D.

     11. Liens: Lessee shall keep the premises free and clear of any liens arising out of any work performed, or caused to be performed, by Lessee on or about the premises. Further, Lessee shall indemnify and hold harmless Lessor from any lien referenced above that is filed, and Lessee shall discharge such lien within ten (10) days after filing. If Lessee desires to contest any such lien, then Lessee shall deposit with Lessor, as security, a sum equal to 110% of the amount claimed in said lien. Otherwise, Lessor shall have the right to pay such lien after not less than ten (10) days' prior written notice to Lessee, and all sums expended, including attorney's fees and court costs, shall be reimbursed to Lessor by Lessee.

     12. Destruction of Premises:

          (a) If the partial or total damage or destruction of the premises occurs during the last year of the original or Extended Term of this Lease (and, in the event such damage or destruction occurs during the original term, if Lessee has not theretofore exercised the Option), Lessor, at Lessor's option, may terminate this Lease if Lessor determines at its sole discretion that such repairs would be uneconomical. Further, in the event of any partial or total damage or destruction of the premises at any time during the term of this Lease, Lessee shall have the right to terminate this Lease, at Lessee's option, if the repair or restoration of the premises is expected to require, or does require, longer than six (6) months. If this Lease is not terminated pursuant to the foregoing, Lessor must diligently repair the damage and restore the premises to their previous condition at Lessor's cost, in compliance with all applicable laws, regulations, rules and ordinances, as soon as reasonably possible, and rent and all other amounts payable hereunder by Lessee shall abate from the date of damage or destruction until the repair and restoration are completed. Notwithstanding the foregoing, a partial destruction of the premises which does not interfere with Lessee's conduct of its business at the premises shall not entitle either party to terminate this Lease, but while repairs are being made by Lessor, Lessee shall be entitled to proportionate reduction of the rent and other amounts payable by Lessee hereunder, based upon the extent to which the damaged portion of the premises are not usable by Lessee, as that portion bears to the total area of the premises. Except in the event of negligence or intentional misconduct of Lessor, Lessor's agents, employees, and/or contractors, Lessee hereby waives any and all claims for damages against Lessor resulting from the destruction of the premises, or of Lessee's property.

          (b) If the entire Center in which the premises are situated is destroyed to the extent of one-third (1/3) or more of the then-replacement cost of the entire Center, Lessor may elect to terminate this Lease upon written notice to Lessee without any other liability on Lessor's part for such termination (except in the event of negligence or intentional misconduct of Lessor, Lessor's agents, employees, and/or contractors).

     13. Subordination: This Lease shall automatically be subordinated to any mortgage, encumbrance or deed of trust, which is placed after the Commencement

Date on the Center by Lessor resulting from any and all financing of any buildings or improvements on the Center, so long as the mortgage, encumbrance or deed of trust includes non-disturbance provisions reasonably acceptable to Lessee, which provide that as long as Lessee is not in default hereunder, the holder thereof shall not disturb Lessee's interest under this Lease and possession of the premises regardless of whether Lessor is in default under its mortgage, encumbrance or deed of trust. Prior to the Commencement Date, Lessor shall deliver to Lessee similar non-disturbance agreements in form and substance reasonably acceptable to Lessee from the holders of all mortgages, encumbrances and deeds of trust encumbering the Center on the Commencement Date. Lessee agrees to execute any and all instruments that Lessor deems necessary and expedient to carry out the foregoing including but not limited to the Attornment Agreement, Subordination Agreement, and Estoppel Certificates, so long as such instruments are acceptable to Lessee in form and substance, and the holder of the mortgage, encumbrance or deed of trust executes and delivers to Lessee a non-disturbance agreement acceptable to Lessee. If there is any foreclosure of any mortgage or deed of trust, or exercise of the power of sale thereunder, Lessee shall attorn to the purchaser at such foreclosure sale, and recognize the purchaser as landlord or Lessor under this Lease, if so requested by such purchaser, and if the purchaser agrees in writing to perform all of Lessor's obligations hereunder.

     14. Condemnation:

          (a) This Lease shall be subject to the Government's right of eminent domain. If a material portion of the premises or the common areas in the Center necessary for Lessee's conduct of its business at the premises should be taken during the term of this Lease by the Government of Guam, or by any other lawful governing authority, or private person or persons, in whom the laws of Guam vest the right to take property under the power of eminent domain, then either Lessor or Lessee may terminate this Lease by giving the other party sixty (60) days' written notice.

          (b) If a part of the premises or the common areas is taken, and if this Lease is not terminated, (i) Lessor shall, at its sole cost and expense, diligently restore the premises (including any alterations or improvements installed by Lessor or Lessee) and the common areas as soon as practicably possible, and the rent, common area expenses and other amounts payable by Lessee hereunder shall equitably abate until such restoration is completed, and (ii) after the completion of the restoration, the rent, common area expenses and other amounts payable by Lessee hereunder shall be equitably reduced based upon the area of the premises taken, as that bears to the original total area of the premises.

          (c) Lessee shall be entitled to recover from the Government or any other person taking the premises under the power of eminent domain its damages including without limitation damages for any alternations or improvements paid for and installed by Lessee, moving expenses, loss of goodwill, business interruption, decrease in value, as a result of such taking of Lessee's fixtures, equipment and inventory, and the value of the leasehold of which it is deprived for the remainder of the term of this Lease.

     15. Delinquent Payments: If any payment due hereunder is not within three
(3) days following the due date, Lessor shall have the right, without waiving any breach or default by Lessee, to demand and receive the unpaid sum, together with interest thereon from the date of delinquency at the rate of one and one-half percent (1-1/2%) per month on the declining balance due.

     16. Payments, Accord and Satisfaction: No payment by Lessee or receipt by Lessor of an amount less than the monthly rent or payments herein due shall be deemed to be other than on account of the rents, interest or amounts past due; nor shall any endorsement of any check or any other document accompanying any check or payment of rent or other payments be deemed an accord or satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover the balance of such rent or payments due, or pursue any other remedy under this Lease. The acceptance of any payments due herein shall not be deemed the waiver of any right of Lessor to collect other amounts due Lessor hereunder. Lessor shall have the right to apply all sums received from Lessee first to any interest or expenditures by Lessor for which Lessee must reimburse Lessor pursuant to this Lease, then to the rentals due.

     17. Assignment or Sublease: Lessee shall not have the right to assign this Lease or sublet its space in whole or in part without the written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, without Lessor's consent, Lessee may assign this Lease or sublease the premises, or any part thereof, to (i) a parent or subsidiary of Lessee; (ii) any corporation controlling, controlled by or under common control with, Lessee; (iii) a successor corporation related to Lessee by merger, consolidation, non-bankruptcy reorganization or government action; or (iv) a purchaser of substantially all of Lessee's assets located at the premises. Further, no assignment of this Lease is deemed to occur upon the sale or other transfer of Lessee's capital stock including, without limitation,
(1) any transfer in connection with the merger, consolidation or non-bankruptcy reorganization; (2) any transaction related to a private placement, initial or subsequent public offering, or other public sale; (3) any transfer or sale of stock among existing shareholder of Lessee; or (4) any activity in any stock option programs.

     18. Successors: All terms and conditions of this Lease shall be binding upon Lessor and Lessee, and their heirs, executors, administrators, successors and assigns. Time is of the essence of this Lease.

     19. Remedies:

          (a) If Lessee shall, at any time, be in default in the payment of rent or common area expenses herein reserved, or in the performance of any of the covenants, terms, conditions or provisions of this Lease, and Lessee shall fail to remedy such default within thirty (30) days after written notice thereof from Lessor, Lessor lawfully may, immediately, or at any time thereafter, and without demand or notice, enter into and upon the premises, or any part thereof, and lock out and repossess the same and expel Lessee and those claiming through or under Lessee, and remove their effects, in compliance with all applicable laws and regulations, without being guilty of any manner of conversion, trespass or tort, and without prejudice to any remedies of Lessor which might otherwise be used for arrears of rent or default by Lessee, and upon entry as aforesaid, this Lease shall terminate. Lessee covenants that in case of such termination, Lessee will indemnify Lessor, and Lessor's successors and assigns, against all loss of rent and any other payments which they may incur by reason of such termination for the remainder of the term of this Lease; provided, however, Lessor shall have the obligation to undertake commercially reasonable action to mitigate its losses.

          (b) Should Lessor be in default in performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days after receipt of written notice from Lessee specifying such default, Lessee may, in addition to any other remedy available at law or in equity.

     20. Ground Lease: This Lease shall be subject to the terms and conditions of the lease (the "Ground Lease") between Chamorro Equities, Inc., as lessor ("Ground Lessor"), and Tonko Reyes, Inc., as lessee, dated December 1, 1994, and recorded in the Department of Land Management, as Document No. 520455. Lessor represents and warrants that (i) Lessor has obtained Ground Lessor's consent to this Lease, if such consent is required under the Ground Lease, (ii) neither Lessor nor Ground Lessor is in default under the Ground Lease, (iii) the Center is zoned for commercial use, and (iv) Lessee is entitled to use the premises without any disturbance or interruption for the purposes stated in this Lease during the full stated term of this Lease (including the Extended Term). Lessor covenants that (a) Lessor shall duly and timely perform all of its obligations under the Ground Lease; and (b) Lessor shall provide Lessee with simultaneous copies of any and all default notices issued by Lessor or Ground Lessor under the Ground Lease.

     21. Acceptance of Premises: By entering into this Lease and occupying the premises on the Commencement Date, Lessee shall be deemed to have accepted the premises "as is" (except for Lessor's Work which must be performed by Lessor, any latent defect, and any other defect identified by Lessee before the end of the first month after the Commencement Date). Lessee shall be deemed to have waived any claim or claims against Lessor arising out of any patent defect in the premises, excepting such as may appear and as to which Lessor has been notified by Lessee in writing prior to the end of the first month after the Commencement Date.

     22. Signs and Advertising: Lessee shall not, without the prior written approval of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed:

          (a) display, erect, install or place any signs or other advertisement whatsoever on or about the exterior of the premises or any other portion of the Center;

          (b) display, erect, install, paint or place any sign or other advertising on any common areas in the Center; and

          (c) use audible advertising.

     23. Lessor's Right to Make Alterations and Additions: Lessor hereby reserves the right at any time to make alterations or additions to the Center or the building in which the premises are contained (excluding the premises), to build additional improvements on the Center, and to change, alter or modify the parking areas, roadways, ramps, and landscaping within the common areas of the Center, all in a manner which shall not interfere with Lessee's conduct of its business at, or its use and enjoyment of, the premises, and Lessee hereby agrees to this provision with the understanding that Lessee shall not in any way prevent, interfere with or obstruct the undertaking of any such alterations or additions by Lessor.

     24. Utilities: Lessor shall supply all necessary water, sewer, gas, phone and electricity services to the premises. Lessee shall pay for its own power, water, electricity and other utilities to the extent such items are separately metered to the premises, and Lessee shall not be responsible for paying for such items allocable to other lessees in the Center as a part of common area expenses.

     25. Rules and Regulations: Lessee agrees to comply with all reasonable, non-discriminatory parking and common area rules as may be established and promulgated by Lessor from time to time as deemed necessary by Lessor.

     26. Attorneys' Fees: In the event of any litigation regarding this Lease, the losing party shall pay to the prevailing party reasonable attorneys' fees, including fees on appeal or for bankruptcy proceedings, together with costs and disbursements incurred.

     27. Brokers: Lessor and Lessee hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent.

     28. Entire Agreement: This Lease contains all of the agreements of the parties hereto with respect to the matters covered or mentioned in this Lease and no prior agreement, letters, representations, warranties, promises or understandings pertaining to any such matters shall be effective for any purpose. This Lease may be amended only by an agreement in writing signed by the parties hereto. Lessor and Lessee agree, at Lessee's expense, to record a memorandum of this Lease in the form attached hereto as Exhibit E at the Department of Land Management, Government of Guam. Captions used in this Lease are for the convenience of the parties and shall have no affect on the interpretation of this Lease.

IN WITNESS WHEREOF, this Lease has been executed on the day and year first above written.

LESSOR: TONKO REYES, INC.               LESSEE: COST-U-LESS, INC.


By:[SIGNED]                             By:[SIGNED]
           -------------------------               -----------------------------
        Frank J. Martin                         J. Jeffrey Meder
        President                               President



AGANA, GUAM                  )   ss.


     I certify that I know or have satisfactory evidence that Frank J. Martin is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Tonko Reyes, Inc., to be the free and voluntary act of such party(ies) for the uses and purposes mentioned in the instrument.

     DATED this 22nd day of October, 2001.


(Seal or stamp)                         [SIGNED]
                                                --------------------------------
                                        Notary Signature
[SEAL]                                  a Notary Public in and for the Territory
                                        of Guam
                                        My Commission Expires [STAMPED]

STATE OF WASHINGTON          )
                             )   ss.
COUNTY OF KING               )

     I certify that I know or have satisfactory evidence that J. Jeffrey Meder is/are the person(s) who appeared before me, and said person(s) acknowledged that he/she/they signed this instrument, on oath stated that he/she/they was/were authorized to execute the instrument and acknowledged it as the President of COST-U-LESS, INC., to be the free and voluntary act of such party(ies) for the uses and purposes mentioned in the instrument.

     DATED this 1st day of Nov, 2001.


(Seal or stamp)                         [SIGNED]
                                                --------------------------------
                                        Notary Signature

[STAMP]                                 Sherry Turner
                                        ----------------------------------------
                                        Print/Type Name
                                        Notary Public in and for the State of
                                        Washington, residing at Bellevue
                                        My appointment expires 3-9-02

List of Exhibits:

Exhibit A:  Premises and Common Areas Site Plan
Exhibit B:  Lessor's Work
Exhibit C:  Items Excluded from Common Area Expenses
Exhibit D:  Items to be Removed
Exhibit E:  Memorandum of Lease

                 Exhibit A: Premises and Common Areas Site Plan

                                   [ATTACHED]

                            Exhibit B: Lessor's Work

     Improve or restore interior and exterior of the premises per the following specifications as described more fully in the proposals submitted by Yong Fa Construction Co., dated __________ (No. __________), and Super-Krete, dated __________ (No. __________):

     o    Outside:

          a.   Repaint or restore roof.

          b.   Replace or restore skylights.

          c. Remove ventilation and add six (6) skylights to area next to meat department.

          d. Enclose and extend loading dock area and add four (4) roll-up doors.

          e. Reconfigure trash compactor to allow for a direct connection (via a chute) to the loading dock area.

          f. Install or place sign on western wall and stand-alone sign along Harmon Loop Road.

          g. Upgrade existing parking lights (may be deferred until after installation of signal light).

          h. Restore with Super-Krete product the sidewalks (optional) and foyer.

     o    Inside:

          a. Replace existing lighting fixtures with and install 64 MH-250 watts low bay fixtures.

          b. Repaint and restore ceiling and walls including metal beams, piping, etc. and a/c ducts.

          c. Restore and repair area next to meat department including enclosing all exposed a/c piping, install metal sheet on back wall and move back wall back if feasible.

          d.   Change sewer line from 2" to 4" in meat department.

          e. Restore and refurbish offices and bathrooms (including back bathroom).

          f.   Repair and restore floor using Super-Krete product.

          g.   Repair main entrance roll-up door.

          h.   Repair all damaged insulation.

               Exhibit C: Items Excluded from Common Area Expenses

     In no event shall common area expenses payable by Lessee include any of the following: (i) repairs or other work occasioned by fire, windstorm, earthquake or other casualty whether or not Lessor maintains insurance relating thereto;
(ii) any Capital Expenditures (as defined below); (iii) costs of constructing the common areas or any improvements or correcting any defects in construction of the common areas or improvements; (iv) expenses in the nature of interest, fines or penalties; (v) replacement costs arising from changes in laws, statutes, regulations and ordinances; (vi) the cost of any special service provided to a tenant of the Center which is not provided generally to the tenants of the Center; (vii) costs and expenses incurred in connection with leasing space in the Center including, but not limited to, leasing commissions, advertising and promotional expenses, tenant improvement costs and legal fees for the preparation of leases; (viii) court costs and legal fees incurred to enforce the obligations of tenants in the Center or otherwise; (ix) costs resulting from defects in design, construction or workmanship relating to the Center; (x) costs due to Lessor's default under this Lease or other leases in the Center; (xi) costs arising from Lessor's failure to comply with applicable laws, statutes, regulations and ordinances; (xii) Lessor's general corporate overhead and general administrative expenses including the management and operation of the Center; (xiii) costs incurred by Lessor in connection with removal of any asbestos, PCB's, or other hazardous materials (which were not placed by Lessee) from the premises or the Center; (xiv) costs arising from the presence in or about the Center (including groundwater or soil) of hazardous materials (which were not placed by Lessee); (xv) ground lease payments; (xvi) expenses resulting directly from the negligence or willful misconduct of Lessor or its employees, agents or contractors; (xvii) depreciation or amortization on any improvements; (xiii) financing costs relating to the Center; (xix) reserves for Capital Expenditures or any other reserves; (xx) security services, unless requested by Lessee; (xxi) total costs of supervision, administration and management (including third party property management) to the extent they exceed in any calendar year five percent (5%) of the total of all other common area expenses for such calendar year; and (xxii) the items set forth in Section 7(a) for which Lessor is solely responsible. "Capital Expenditures" means those expenditures which, in accordance with generally accepted accounting principals, are not fully chargeable to current expense in the year the expenditure is incurred.

                         Exhibit D: Items to be Removed

o    Trade Fixtures
o    Refrigeration Equipment
o    Chiller Boxes
     Any and all other fixtures installed or placed on the premises by lessee Once removed, Lessee shall restore the premises to match existing

                         Exhibit E: Memorandum of Lease

                                [to be attached]


(COMPARISON OF HEADERS and other document information appearing on the signed copy omitted.)

--------------------------------------------------------------------------------
                      (Space above for Recorder's use only)


                               MEMORANDUM OF LEASE

     This Lease (this "Lease") is made on this 22nd day of October, 2001, by and between TONKO REYES, INC., a Guam corporation, whose mailing address is 562 Harmon Loop Road, Suite B-9A, Dededo, Guam 96929, ("Lessor"), and COST-U-LESS INC., a Washington corporation, whose mailing address is 8160 304th Avenue S.E., Building 3, Suite A, Preston, Washington, ("Lessee"), the following described premises ("premises"):

     Space No. A, containing an area of 32,799 square feet, as outlined in Exhibit A, attached hereto. This space is part of the Tonko Reyes, Inc. Commercial Building, commonly known as the Cost-U-Less Center, fronting Harmon Loop Road, and is located on Lot. No. 5012NEW-1, Dededo, Guam. The premises shall include the loading docks adjacent to the premises.

     The lease of said premises shall be subject to all the terms and conditions stated in that certain "Lease" executed by Lessor and Lessee dated October 22, 2001.

     Executed this 22nd day of October 2001.

LESSOR: TONKO REYES, INC.               LESSEE: COST-U-LESS, INC.


[SIGNED]                                [SIGNED]
        ----------------------------            --------------------------------
By:  Frank J. Martin                    by:  J. Jeffrey Meder
     President                               President

AGANA, Guam  ) ss.:


     On this 22nd day of October 2001, before me, a Notary Public in and for the Territory of Guam, personally appeared FRANK J. MARTIN, known to me to be the person whose name is subscribed to the foregoing Memorandum of Lease, and acknowledged to me that he has executed the same on behalf of said corporation.

     IN WITNESS WHEREOF, I hereby affix my official seal the day and year first above written.


[SEAL]                                  [SIGNED]
                                                --------------------------------
                                        Notary Public for Guam

                                        My appointment expires: [STAMPED]

State of Washington          )
                             ) ss.:
County of King               )

     On this 1st day of Nov 2001, before me, a Notary Public personally appeared
J. JEFFREY MEDER, known to me to be the person whose name is subscribed to the foregoing Memorandum of Lease, and acknowledged to me that he has executed the same on behalf of said corporation.

     IN WITNESS WHEREOF, I hereby affix my official seal the day and year first above written.


[STAMP]                                 [SIGNED]
                                                --------------------------------
                                        Notary Public in and for the State of
                                        Washington, residing at Bellevue

                                        My appointment expires: 3/9/02

                 EXHIBIT A: Premises and Common Areas Site Plan

                                   [ATTACHED]


                                       23